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                UNITED OF OMAHA LIFE INSURANCE COMPANY LETTERHEAD

February 20, 2002


Dear Policy Owner;

We are pleased to provide you with semiannual financial reports from the fund companies you were invested in on December 31, 2001 for your Ultra Variable Life universal life insurance policy.

The reports detail the present financial condition and overall performances of all the various fund families, so we encourage you to review yours carefully. This information along with the advice of your registered representative will help you plan future asset allocations as your needs and lifestyle change.

The following nine fund companies offer subaccounts in the Ultra Variable Life universal life insurance policy:

..  Fred Alger Management              .  Morgan Stanley Investment
..  Federated Investors                   Management
..  Fidelity Investments               .  Scudder Kemper Investments, Inc.
..  Massachusetts Financial Services   .  T. Rowe Price
   (MFS)                              .  Pioneer
                                      .  Deutsche Bank

If you wish to make additional investments, simply contact your registered representative. And if you have any questions concerning your policy, please call our Variable Product Services at 1-800-238-9354.

Again, thank you for choosing United of Omaha Life Insurance Company. It is a pleasure to serve you.

Sincerely,


/s/ Steve Laune
---------------
Steve Laune
Vice President, Customer Service Operations
United of Omaha Life Insurance Company

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The following documents accompanied this letter to policyowners and are hereby incorporated by reference:

1. The annual reports of The Alger American Fund, dated December 31, 2001, that were filed with the Securities and Exchange Commission (the "Commission") on February 27, 2002 (File No. 811-05550).

2. The annual reports of the Federated Insurance Series dated December 31, 2001, that were filed with the Commission on February 25, 2002 (File No. 811-08042).

3. The annual reports of the Fidelity Variable Insurance Products Fund II, dated December 31, 2001, that were filed with the Commission on February 27, 2002 (File No. 811-05511).

4. The annual reports of the MFS Variable Insurance Trust, dated December 31, 2001, that were filed with the Commission on February 15, 2002 (File No. 811-08326).

5. The annual reports of Morgan Stanley Universal Funds, Inc. dated December 31, 2001, that were filed with the Commission on March 6, 2001 (File No. 811-07607).

6. The annual report of the Scudder Variable Series I dated December 31, 2001 that was filed with the Commission on February 22, 2002 (File No. 811-04257).

7. The annual report of T. Rowe Price Equity Income Portfolio dated December 31, 2001 that was filed with the Commission on February 20, 2002 (File No. 811-07143).

8. The annual report of T. Rowe Price Personal Strategy Balanced Fund, dated December 31, 2001 that was filed with the Commission on February 28, 2002 (File No. 811-07143).

9. The annual report of T. Rowe Price New American Growth Portfolio dated December 31, 2002 that was filed with the Commission on February 22, 2002.

10. The annual report of T. Rowe Price Limited Term Bond Portfolio dated December 31, 2001, that was filed with the Commission on February 22, 2002 (File No. 811-07153).

11. The annual report of T. Rowe Price International Stock Portfolio dated December 31, 2001, that was filed with the Commission on February 20, 2002 (File No. 811-07145).

12. The annual report of Pioneer Variable Contracts Trust dated December 31, 2001, that was filed with the Commission on March 5, 2002 (File No. 811-08786).

13. The annual reports of Deutsche Asset Management VIT Funds, dated December 31, 2001, that were filed with the Commission on February 27, 2002 (File No. 811-07507).